Exhibit 10.1

Factory #6 of Shouguang City Haoyuan Chemical Company Limited

Party A: The Yangzi Street Office of Weifang City Binhai Economic-Technological Development Zone (hereinafter referred to as Party A)
Legal Representative: Xilei Yuan

Party B: Shouguang City Haoyuan Chemical Company Limited (hereinafter referred to as Party B)
Legal Representative: Ming Yang

For the Taiwan Island Ecological Culture City Project construction goes smoothly, there is the need for the demolition of the plant and equipment facilities on the premises of Factory #6 of Shouguang City Haoyuan Chemical Co. Ltd within the scope of the construction project. Based on the confirmation, from the Development Zone Evaluation Center, of the appraisal price of the structures and facilities that need to be demolished, Party A and Party B have entered into the agreement regarding the demolition and clean-up of such structures and facilities affected by the construction project on the ground premises belonging to Party B and the compensation matters as follows:

1.
Party A is responsible for the removal and disposal of the plant, buildings, machinery and equipment, water, brine wells (see attachment for more specific information) within the scope of construction project, Party B shall unconditionally cooperate with party A with the dismantling and disposal operations, and Party A shall compensate Party B with a total amount of RMB 18,529,225.67.

2.	Party A shall pay to Party B 60% of the total compensation amount, or RMB11, 117,535.40, within five days after the agreement is signed.
3.	Party A shall complete all the aforementioned demolition work within seven days after the signing of the agreement.
4.
Party A shall proceed with the procedure of the handover of the land usage with the construction unit within three business days upon completion of the demolition, and Party B shall unconditionally cooperate with party A with the whole process. Party A shall pay to Party B the remaining 40% of the total compensation amount, or RMB 7,411,690.27, within five business days upon the inspection and acceptance of the land.

5.	Responsibility for breach of contract: if one party breaches the contract, then party in breach shall pay to the other party 10% of the paid compensation amount.
6.
The agreement shall become effective on the date of its execution. Other matters not provided herein will be settled through negotiation.  If such negotiation fails, such matters must be resolved in accordance with the law.

7.	This Agreement may be executed in four (4) counterparts, with one each to part A and party B, one copy for the allocation unit, and one copy for filing purpose.

Party A: The Yangzi Street Office of Weifang City Binhai Economic-Technological Development Zone (Chop)
Legal Representative (signature): Xilei Yuan (signature)

Party B: Shouguang City Haoyuan Chemical Company Limited (Chop)
Representative (signature): Naihui Miao (signature)

Date: November 25, 2016

Demolition Compensation Assessment Schedule for Factory #6 of
Shouguang City Haoyuan Chemical Company Limited

Index #	Name	The original value of fixed assets	Residue Ratio	Evaluation Value	Remarks
1	Warehouse	36,134.94	30%	10,840.48
2	Office	204,733.24	30%	61,419.97
3	Boiler Room	71,137.72	30%	21,341.32
4	Chemical Laboratory	71,137.72	30%	21,341.32
5	Sulfur Warehouse	72,269.89	30%	21,680.97
6	Central Control Room	94,535.81	30%	28,360.74
7	Accommodation	204,733.24	30%	61,419.97
8	Power Distribution Room	83,025.46	30%	24,907.64
9	Crude Salt Field	13,344,783.68	20%	2,668,956.74
10	Production Field	11,427,322.45	20%	2,285,464.49
11	Brine Reservoir	613,256.24	5%	30,662.81
12	Water Reservoir Pot	83,025.46	58%	48,154.77
13	Brine Aqueduct	16,660,241.70	15%	2,499,036.26
14	Brine Well	31,468,626.51	20%	6,293,725.30
15	Tea Water Boiler	18,869.42	6%	1,132.17
16	Boiler	264,171.92	6%	15,850.32
17	Draught Fan and Air Duct	112,980.17	6%	6,778.81
18	Carburetor	125,796.15	6%	7,547.77
19	Sulphur-furnace	1,698,248.05	6%	101,894.88
20	Water Feeder	3,396,496.10	6%	203,789.77
21	Depositing Tank	3,773,884.56	6%	226,433.07
22	Water Pump	6,132.56	6%	367.95
23	Acid Pot	141,520.67	6%	8,491.24
24	Liquid chlorine cylinders	113,964.96	23%	26,211.94
25	Stripping Tower	8,962,975.83	20%	1,792,595.17
26	Absorbency	9,906,446.98	20%	1,981,289.40
27	Acid Pot	150,000.00	15%	22,500.00
28	Air Lift	30,800.00	15%	4,620.00
29	Ground Scales	14,100.00	19%	2,679.00
30	Bromine Storage Pot	311,000.00	16%	49,731.40
	Total	103,462,351.43		18,529,225.67